Exhibit 10(i)

Dated 26 May 2005

HERON QUAYS (HQ4) T1 LIMITED

and

HERON QUAYS (HQ4) T2 LIMITED

and

THE NORTHERN TRUST COMPANY

and

CANARY WHARF MANAGEMENT LIMITED

DEED OF VARIATION

relating to Leases dated 25 November 2002 in respect of

Building HQ4, 50 Bank Street, Canary Wharf, London E14

Contents

Clause Heading		Page
1	Definitions	1

2	Recitals	1

3	Variation	1

4	Continuing Effect of Lease	1

5	Contracts (Rights of Third Parties) Act 1999	1

6	Applicable Law and Jurisdiction	2

SCHEDULE 1 (Agreed Variations)		3

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DEED OF VARIATION DATED 26 May 2005 MADE BETWEEN

(1)	HERON QUAYS (HQ4) T1 LIMITED (Company Number 4290518) of One Canada Square, Canary Wharf, London E14 5AB

(2)	HERON QUAYS (HQ4) T2 LIMITED (Company Number 4290517 of One Canada Square, Canary Wharf, London E14 5AB (the “Landlord”);

(3)	THE NORTHERN TRUST COMPANY (Company Number 2067510) an Illinois banking corporation registered in the State of Illinois whose registered office is 50 South La Salle Street, Chicago, Illinois 60675 whose address for service in the U.K. is 50 Bank Street, Canary Wharf, London(the “Tenant”); and

(4)	CANARY WHARF MANAGEMENT LIMITED (Company Number 2067510) of One Canada Square, Canary Wharf, London E14 5AB (the Management Company).

1	Definitions

In this Deed the following words bear the following meanings (unless the context otherwise requires):

1.1	Leases means the three leases of the Premises dated 25 November 2002 made between Heron Quays (HQ4) T1 Limited (1), Heron Quays (HQ4) T2 Limited (2), Canary Wharf Management Limited (3) and The Northern Trust Company (4)

1.2	Premises means the property demised by the Leases and known as Floors 4-11 (inclusive) Building HQ 50 Bank Street, Canary Wharf, London E14.

1.3	Landlord and Tenant mean the parties to this Deed referred to above and shall include their respective successors in title and where either such party comprises more than one person, the obligations on their part in this Deed are joint and several.

2	Recitals

2.1	This Deed is supplemental to each of the Leases.

2.2	The reversion immediately expectant on the determination of the terms demised by each of the Leases are now vested in the Landlord and the unexpired residues of the terms created by the Leases are now vested in the Tenant

2.3	The parties to this Deed have agreed that each of the Leases shall be varied.

3	Variation

From the date of this Deed each of the Leases shall be varied in the manner set out in Schedule 1.

4	Continuing Effect of Lease

Save as varied by this Deed each of the Leases shall remain in full force and effect.

5	Contracts (Rights of Third Parties) Act 1999

5.1	A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

6	Applicable Law and Jurisdiction

This Deed shall be governed by and construed in accordance in all respects with English law and the parties to this Deed hereby submit to the non-exclusive jurisdiction of the High Court of Justice of England in relation to any claim dispute or difference which may arise under this Deed and in relation to the enforcement of any judgement rendered pursuant to any such claim dispute or difference and for the purpose of Part 6.15 of Civil Procedure Rules 1998 the Landlord and the Tenant hereby irrevocably agree that any process may be served on any of them by leaving a copy of it at the relevant party’s address

IN WITNESS whereof this Deed has been executed as a deed the day and year first before written

SCHEDULE 1

(Agreed Variations)

1	A new Clause shall be added to the First Schedules of the Leases as :

1.1	In the case of the Lease of Floor 4, Clause 15;

1.2	In the case of the Lease of Floors 5-8 and the Lease of Floors 9-11, Clause 14;

1.3	“Subject to and for so long as the Tenant (meaning The Northern Trust Company only) is and remains in actual occupation of no less than eight whole floors of the Building the right to display their corporate signage in the ground floor reception area in a location behind the reception desk subject to the Landlord’s prior written approval (not to be unreasonably withheld) of the location size and design and material of such signage.

1.4	Subject to:

(a)	the Tenant (which for the purpose of this paragraph shall mean The Northern Trust Company only) being and remaining in actual occupation of no less than eight whole floors of the Building;

(b)	the Tenant first having supplied the Landlord with details of and obtained the Landlord’s written approval (such approval not to be unreasonably withheld having regard to the nature and quality of the Estate) as to:

(i)	the location, design, materials and size of signs showing the Tenant’s name; and

(ii)	the method and works of installation of such signs;

(c)	the Tenant first at its sole cost and expense having obtained (where necessary) planning permission and/or the consent of any competent authority and production of copies thereof to the Landlord; and

(d)	the Landlord the Management Company and the Tenant completing the licence to carry out alterations in the form annexed hereto.

The right (but only for so long as the requirements of paragraph (a) are being met) to install in such areas approved by the Landlord (acting reasonably) on the north and south elevation of the Building at roof parapet level such signs of the size materials and design previously approved by the Landlord in accordance with the above provisions PROVIDED ALWAYS that the Tenant shall only be entitled to install a maximum of one such sign on the north elevation and a maximum of one such sign on the south elevation and PROVIDED FURTHER such works of installation shall be carried out expeditiously and in a good and workmanlike manner causing the minimum of disturbance and inconvenience to the occupants and owners for the time being of the Building and at the discretion of the Landlord the Landlord shall be entitled to carry out the installation works in place of the Tenant and subject to the Tenant (acting reasonably) having approved the Landlord's cost of carrying out the installation works the Tenant shall reimburse the Landlord for such costs of carrying out the installation works within ten Working Days of written demand by the Landlord”.

EXECUTED as a DEED by CANARY WHARF MANAGEMENT LIMITED acting by:

/s/ Peter Anderson
Director

/s/ John Garwood
Secretary

EXECUTED as a DEED by HERON QUAYS (HQ4) T1 LIMITED acting by:

/s/ Peter Anderson
Director

/s/ John Garwood
Secretary

EXECUTED as a DEED by HERON QUAYS (HQ4) T2 LIMITED acting by:

/s/ Peter Anderson
Director

/s/ John Garwood
Secretary

THIS LICENCE is made the              day of              Two thousand and [            ]

BETWEEN (1) the Landlord and (2) The Northern Trust Company

WITNESSETH as follows:-

1.	IN this Licence save where the context otherwise requires the following words and expressions have the meanings hereunder assigned to them:-

1.1	“Landlord” means the party whose name and registered office is set forth in the First Schedule and its successors in title

1.2	“Tenant” means The Northern Trust Company whose registered office is set forth in the First Schedule

1.3	“Premises” means the premises described in the Second Schedule

1.4	“Lease” means the lease of the Premises made between the parties hereto and dated [ ] for a term of [ ] years from [ ]

1.5	“Drawings” means the drawings specified in Part 1 the of Third Schedule copies of which are annexed to this Licence

1.6	“Specifications” means the specifications specified in Part 2 of the Third Schedule copies of which are annexed to this Licence

1.7	“Works” means the installation of the high level sign(s) pursuant to [paragraph 12.3] of the First Schedule of the Lease carried out in conformity with the Drawings and Specifications

2.	THE Landlord has granted to the Tenant licence and consent for the carrying out of the Works

3.	THE Tenant covenants with the Landlord:-

3.1	to pay any increased insurance premiums together with any insurance premium tax thereon that may be occasioned by reason of the Works

3.2	immediately prior to the expiration or sooner determination of the Term (as defined in the Lease) or, if sooner, as soon as any of the requirements of paragraph 12(a) of the First Schedule of the Lease are not being met to remove the Works and to make good to the reasonable satisfaction of the Landlord all damage caused by such removal Provided That such works of removal shall be carried out expeditiously and in a good and workmanlike manner causing the minimum disturbance and inconvenience to the occupants and owners for the time being of the Building and at the discretion of the Landlord the Landlord shall be entitled to carry out the removal of the Works in place of the Tenant and subject to the Tenant (acting reasonably) having approved the Landlord’s costs of carrying out the removal works the Tenant shall reimburse the Landlord for such costs of carrying out such removal works within ten Working Days of written demand by the Landlord

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3.3	in the event of the Tenant applying for the Landlord’s consent for a proposed assignment of the Lease or to a proposed underlease which will result in the requirements of paragraph 12(a) of the First Schedule of the Lease not being met the Landlord shall be entitled to require as a condition of any such consent the prior removal of such Works in accordance with the provisions of clause 3.2

4.	IT is agreed and declared that:

4.1	The covenants on the part of the Tenant and the conditions contained in the Lease shall take effect subject to and with the benefit of this Licence

4.2	The proviso for re-entry in the Lease shall be exercisable on breach of any of the covenants in this Licence on the part of the Tenant as well as on the happening of any of the events mentioned in the said proviso

4.3	Save as varied by this Licence the covenants and conditions in the Lease shall remain in full force and effect

5.	Proper Law and Jurisdiction

This Licence shall be governed by and construed in accordance in all respects with English law and the parties to this Licence hereby submit to the non-exclusive jurisdiction of the High Court of Justice of England in relation to any claim dispute or difference which may arise under this Licence and in relation to the enforcement of any judgement rendered pursuant to any such claim dispute or difference and for the purpose of Part 6.15 of Civil Procedure Rules 1998 the Landlord and the Tenant hereby irrevocably agree that any process may be served on any of them by leaving a copy of it at the relevant party’s address

IN WITNESS whereof the parties hereto have executed this Licence as a deed and intend the same to be delivered on the day and year first above written

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THE FIRST SCHEDULE

(The Parties)

(a)	“the Landlord”	:	whose registered office is at

(b)	“the Tenant”	:	whose registered office is at

THE SECOND SCHEDULE

(The Premises)

THE THIRD SCHEDULE

PART 1

(The Drawings)

Number	Title	Prepared by

PART 2

(The Specifications)

Executed as a Deed by	)
[Landlord] acting by:-)

Director

Secretary

Executed as a Deed by	)
[Tenant] acting by:-)

Director

Secretary

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